Certain information contained in this exhibit has been omitted and filed separately with the Commission along with an application for Non-disclosure of Information pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                          ENHANCEMENT LICENSE AGREEMENT

         THIS ENHANCEMENT LICENSE AGREEMENT (this "License Agreement") is made and entered into by and between Prime Ticket Networks, L.P., a limited partnership formed under the laws of the State of California, d/b/a "Fox Sports West" ("Licensor") and ACTV, Inc., a corporation formed under the laws of the State of Delaware ("ACTV") to be effective as of the 3rd day of December 1996 pursuant to that certain Master Programming License Agreement dated December 2, 1996 between ACTV and Liberty/Fox U.S. Sports, L.L.C. (the "Master Agreement").

         1.       Grant of Enhancement License. Licensor hereby grants to
ACTV a non-exclusive Enhancement License (all capitalized ten-terms used in this License Agreement which are not otherwise defined in this License Agreement shall have the meanings assigned to them in the Master Agreement) to Enhance and Distribute Licensor's RSN Programming in accordance with and subject to the terms of the Master Agreement, the terms and provisions of which are hereby incorporated in this License Agreement in their entirety as though restated herein.

         2. Territory. The Territory covered by the Enhancement License granted hereby shall be as set forth on Schedule I attached to this License Agreement.

         3. License Term. The License Term of the Enhancement License granted hereby shall be from December 3, 1996 to December 31, 2001. ACTV agrees to negotiate in good faith with Licensor during the 60-day period commencing 90 days prior to the end of the License Term or any extension thereof with respect to an extension of this Enhancement License, and ACTV agrees that it will not, during or prior to the end of such period, negotiate or entertain any offers from any other party regarding any Enhancement or distribution of any sports programming which would violate the terms of this Enhancement License if done during the License Term.

          4. Licensor's Programming Commitment. Licensor agrees, during the License Term, to make available to ACTV for Enhancement and inclusion in the Enhanced Regional Package at least the RSN Programming specified on Schedule 2 attached to this License Agreement and agrees that the License Fees specified in
Section 6 of this License Agreement shall be subject to the reductions specified on such Schedule 2 if Licensor falls to meet such Programming Commitment.

          5. ACTV's Enhancement Commitment. ACTV agrees that its Enhancement Commitment to Enhance and Distribute as part of the Enhanced Regional Package will extend, throughout the License Term, to all of the Licensor's RSN Programming which consists of professional sporting events (other than those specifically excluded on Schedule 3 attached to this License Agreement) and to all other RSN Programming specified on such Schedule 3.

          6. License Fees. As partial consideration for the Enhancement License granted hereby, ACTV shall pay Licensor for each month during the License Tenn, commencing with the month during which the first Enhanced Program is Distributed by ACTV, the following:

                  (A) Until such time as the Number of Subscribers for any month exceeds [XXXXXXX]:

                             (1) the product of $[XXXXXXX] multiplied by the lesser of (a) the Number of Subscribers for the month for which payment is being computed or (b) [XXXXXXX], plus

                             (2) the product of $[XXXXXXX] multiplied by the excess, if any, of the Number of Subscribers for the month for which payment is being computed over [XXXXXXX]

                  (B) For the first month for which the Number of Subscribers exceeds

                           [XXXXXXX] and for each month during the License Term thereafter:

                             (1) the product of $[XXXXXXX] multiplied by the lesser of (a) the Number of Subscribers for the month for which payment is being computed or (b) [XXXXXXX], plus

                             (2) the product of $[XXXXXXX] multiplied by the excess, if any, of the Number of Subscribers for the month for which payment is being computed over [XXXXXXX].

                  7.     [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

                  8. Addresses for Notices. All notices, requests, demands, directions and other communications relating to this License Agreement, the Enhancement License granted hereby or the Master Agreement shall be addressed as follows:

                  If to Licensor:     General Manager
                                               Fox Sports West
                                               10000 Santa Monica Blvd.
                                               Los Angeles, CA 90067

                  With a copy to:     Legal Department
                                               Fox Sports West
                                               10000 Santa Monica Blvd.
                                               Los Angeles, CA 90067

                  If to ACTV:         President
                                               ACTV, Inc.
                                               1270 Avenue of the Americas
                                               Rockefeller Center, Suite 2401
                                               New York, New York 10020

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party in the manner set forth in Section 17 of the Master Agreement.

                  9. Ratings. ACTV represents and warranties that the viewers of the Enhanced Package will be included among Licensor's viewers by the appropriate ratings service (such as, for example Nielson) for purposes of computing Licensor's viewership ratings.

                  10. Entire Agreement. This License Agreement and the Master Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof, and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof.

                  IN MATTER WHEREOF, Licensor and ACTV have caused the License Agreement to be duly executed as of the date first above written.
ACTV, Inc.

                                           Prime Ticket Network, L.P.



By:   /s/ David Reese                       By: /s/
          --------------------------                ---------------------------
          President                                 General Manager


Date:  12/4/96                                       Date:  12/4/96

                                   SCHEDULE 1
                    to Enhancement License Agreement between
                   ACTV, Inc. and Prime Ticket Networks, L.P.


The Territory shall be that portion of the State of California which is south of the northern boundaries of Monterey, San Benito, Fresno and Inyo Counties, plus the State of Hawaii and Clark County, Nevada.

                                   SCHEDULE 2
                    to Enhancement License Agreement between
                   ACTV, Inc. and Prime Ticket Networks, L.P.


Licensor agrees that it will make available to ACTV for Enhancement and inclusion in the Enhanced Regional Package all of Licensor's RSN Programming, limited only by applicable Rights Restrictions. If for any year during the License Term ACTV nevertheless is unable, for lack of sufficient rights to such events, to Enhance and Distribute at least 100 professional events out of Licensor's RSN Programming, the monthly License Fees for such year shall be adjusted to the product of $[XXXXXXX] (or such greater amount as may be specified under Section 7 of this License Agreement) multiplied by the Number of Subscribers for the month for which payment is being computed.

                                   SCHEDULE 3
                    to Enhancement License Agreement between
                   ACTV, Inc. and Prime Ticket Networks, L.P.


If at any time during the License Term Licensor requests that ACTV Enhance and Distribute as part of the Enhanced Regional Package any of Licensor's RSN Programming, ACTV agrees to give such request serious consideration and to negotiate in good faith with Licensor regarding such request.


enh-2.doc                                              December 4, 1996